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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                            -----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  JUNE 9, 1998


                            LITTLE SWITZERLAND, INC.
                          --------------------------------
               (Exact name of registrant as specified in charter)
               --------------------------------------------------


      DELAWARE                        0-19369              66-0476514
------------------------        ------------------  -----------------
(State or other jurisdiction  (Commission file number)  (IRS employer
    of incorporation)                                   identification no.)


         161-B CROWN BAY CRUISE SHIP PORT, ST. THOMAS, U.S.V.I.  00802
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (809) 776-2010
                                                           --------------
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Item 5 - Other Events
---------------------


     Little Switzerland, Inc. (the "Company") announced on June 9, 1998 that it had terminated the Agreement and Plan of Merger, dated as of February 4, 1998, with Destination Retail Holdings Corporation ("Destination") and certain of its subsidiaries. A copy of the press release issued by the Company and correspondence from the Company to Destination regarding such termination are attached hereto and incorporated herein in their entirety.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits

     Exhibit 99.1 - Press Release of Little Switzerland, Inc., dated June 9,
                    1998.

     Exhibit 99.2 - Correspondence from Little Switzerland, Inc. to Destination
                    Retail Holdings Corporation, dated June 9, 1998.



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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              LITTLE SWITZERLAND, INC.



Date: June 9, 1998            By:/s/ John E. Toler, Jr.
                                 ----------------------
                                 John E. Toler, Jr.
                                 Chief Executive Officer

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                                 EXHIBIT INDEX

   Exhibit No.  Description
   -----------  -----------

   Exhibit 99.1 -   Press Release of Little Switzerland, Inc., dated June 9,
                    1998.

   Exhibit 99.2 -   Correspondence from Little Switzerland, Inc. to Destination
                    Retail Holdings Corporation, dated June 9, 1998.